UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  April 10, 2007


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


          Delaware               1-2691             13-1502798
(State of Incorporation) (Commission File Number) (IRS Employer
								Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
(Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                 (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

NOTICE OF EARNINGS RELEASE AND WEBCAST

AMR Corporation (AMR), parent company of American Airlines, Inc., anticipates announcing first quarter 2007 earnings on Wednesday, April 18, 2007. In conjunction with the announcement, on that date AMR will host a conference call with the financial community at 2pm Eastern Time. During this conference call, senior management of AMR will review, among other things, details of AMR's first quarter financial results, recent strategic and cost reduction initiatives, the revenue environment, the industry environment, cash flow results, liquidity measures, capital requirements and special items and will, as well, provide an outlook for the future.

A live webcast of this call will be available on the Investor
Relations page of the American Airlines website (www.aa.com).
A replay of the webcast will also be available for several days following the call.





                          SIGNATURE



     Pursuant  to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American  Airlines, Inc.



                                        /s/Kenneth W. Wimberly
                                        Kenneth W. Wimberly
                                        Corporate Secretary



Dated:  April 10, 2007